                                                                    EXHIBIT 10.7





                                   EXHIBIT A





                          FREMONT GENERAL CORPORATION
                      SENIOR SUPPLEMENTAL RETIREMENT PLAN

                          FREMONT GENERAL CORPORATION

                      SENIOR SUPPLEMENTAL RETIREMENT PLAN

                               TABLE OF CONTENTS


  ARTICLE 1. ESTABLISHMENT AND PURPOSE .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

  1.1     Establishment of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
  1.2     Purpose of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
  1.3     Application of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

  ARTICLE 2. DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

  2.1     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       (a)     Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       (b)     Administrative Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       (C)     Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       (d)     Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       (e)     Board of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       (f)     Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       (9)     Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       (h)     Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       (i)     Investment Incentive Program . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       (i)     Management Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
       (k)     Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
       (l)     Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
       (M)     Retire and Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
  2.2     Gender And Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

  ARTICLE 3. ELIGIBILITY AND PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

  3.1     Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
  3.2     Salary Deferral Election  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

  ARTICLE 4. BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

  4.1     Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  4.2     Maintenance Of Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  4.3     Vesting And Forfeiture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  4.4     Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  4.5     Death . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

  ARTICLE 5. ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

  5.1     Administrative Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
  5.2     Uniform Rules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
  5.3     Notice Of Address . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
  5.4     Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

                                      (i)

  ARTICLE 6. AMENDMENT AND TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

  6.1     Amendment And Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
  6.2     Reorganization Of Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
  6.3     Protected Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

  ARTICLE 7. GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

  7.1     Nonassignability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
  7.2     Employment Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
  7.3     Illegality Of Particular Provision  . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
  7.4     Applicable Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9





                                      (ii)

                          FREMONT GENERAL CORPORATION
                      SENIOR SUPPLEMENTAL RETIREMENT PLAN



                                   ARTICLE 1.

ESTABLISHMENT AND PURPOSE

         1.1 ESTABLISHMENT OF PLAN. FREMONT GENERAL CORPORATION (the "Company") hereby adopts the FREMONT GENERAL CORPORATION SENIOR SUPPLEMENTAL RETIREMENT PLAN (the "Plan"), effective September 30, 1990, for eligible employees of the Company and selected subsidiaries. The Plan is intended to be exempt from the participation, vesting, funding, and fiduciary requirements of Title 1 of the Employee Retirement Income Security Act of 1974, as amended, and is intended to be maintained "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees".

         1.2 PURPOSE OF PLAN. It is the purpose of this Plan to permit eligible employees to receive benefits that will compensate them for the maximums imposed by Sections 401(a)(17), 401(k)(3), 401(m)(2) and 402(g) of the Code upon salary deferral contributions and matching contributions to qualified plans.

         1.3 APPLICATION OF PLAN. The terms of this Plan are applicable to eligible employees employed by the Company on or after September 30, 1990, with respect to their Compensation and service on and after that date.

                                   ARTICLE 2.

DEFINITIONS

         2.1 DEFINITIONS. whenever used in the Plan, the following terms shall have the respective meanings set forth below, unless a different meaning is required by the context in which the word is used, and when the defined meaning is intended, the term is capitalized:

               (a) "ACCOUNT" shall mean the Account or Accounts that the Committee shall maintain for a Participant under this Plan.

               (b) "ADMINISTRATIVE COMMITTEE" shall mean the committee with authority to administer the Plan as provided under Paragraph 5.1.

               (C) "AFFILIATE" shall mean any corporation which is controlled by or under common control with the Company.

               (d) "BENEFICIARY" shall mean the beneficiary designated under the Investment Incentive Program by the Participant to receive benefits in the event of the Participant's death.

               (e) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

                          (f) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

                          (g) "COMPENSATION" shall mean a Participant's earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), plus salary deferral contributions made under the Investment Incentive Program, this Plan, or a plan maintained by the Employer under
     Section 125 of the Code.

               (h) "EMPLOYER" shall mean the Company and any Affiliate which is designated by the Board of Directors and which approves adoption of this Plan by appropriate corporate action.

               (i) "INVESTMENT INCENTIVE PROGRAM" shall mean the FREMONT GENERAL CORPORATION INVESTMENT INCENTIVE PROGRAM, a profit sharing plan qualified under Sections 401(a) and 401(k) of the Code.

                (j) "MANAGEMENT EMPLOYEE" shall mean employee of an Employer who is classified in pay grade 17 or higher and who is either (i) an officer of the Employer, or (ii) a designated senior management employee of an Employer.

               (k) "PARTICIPANT" shall mean any Management Employee who meets the requirements set forth in Article 3 to participate in the Plan.

               (1) "PLAN YEAR" shall mean the calendar year; provided, however, that the first Plan Year shall be the period commencing October 1, 1990 and ending December 31, 1990.

                 (m) "RETIRE" and "RETIREMENT" shall mean a Participant's termination of employment after becoming eligible for "Retirement" as defined in the Investment Incentive Program.

         2.2 GENDER AND NAME. Except when otherwise indicated by the context, any masculine terminology used herein shall also include the feminine, and the use of any term herein in the singular may also include the plural.

                                   ARTICLE 3.

ELIGIBILITY AND PARTICIPATION

         3.1 ELIGIBILITY. Any Management Employee who is eligible to participate in the Investment Incentive Program and who, for a given plan year of the Investment Incentive Program,

               (a) is a highly compensated employee (within the meaning of Section 414(q) of the Code) of the Employer for such plan year; and

               (b)    would be ineligible

          (i) to make the maximum salary deferral contribution to the Investment Incentive Program due (A) to the dollar limitations under Sections 401(a)(17) and 402(g) of the Code, or (B) to the limitation on average deferral percentages under section 401(k)(3) of the Code; or

                    (ii) to receive the maximum matching contribution to the Investment Incentive Program due to the limitation on average contribution percentages under Section 401(m)(2) of the Code;

shall become a Participant in this Plan effective on the first day of such Plan Year.

         3.2 SALARY DEFERRAL ELECTION. Each Management Employee who satisfies the eligibility requirements of Paragraph 3.1 shall elect prior to the first day of each Plan Year on a form provided by the Administrative Committee the level of salary deferral contributions which he desires to make to this Plan. Such election shall be in whole percentages not to exceed 15% and shall be irrevocable for such Plan Year once made; provided, however, that such election shall cease to be in effect upon (a) termination of his employment with the Employer, (b) his death, or (c) a determination by the Administrative Committee (in its absolute discretion) that he has suffered a significant hardship to justify permitting the revocation of his election for that Plan Year.

                                        ARTICLE 4.
BENEFITS

         4.1 CONTRIBUTIONS. The Committee of the Investment Incentive Program shall determine, as of the first day of each plan year of the Investment Incentive Program, the maximum interim salary deferral contribution percentage (the "Interim Contribution") that each highly-compensated employee (within the meaning of section 414(q) of the Code) participating in the Investment Incentive Program will be permitted to make to the Investment Incentive Program for that plan year. The excess of each Participant's salary deferral contributions under Paragraph 3.2 over the lesser of (a) the Interim Contribution, or (b) the dollar limitation for that plan year under Section 402(g) of the Code, together with the Matching Contribution directly attributable to such excess salary deferral contributions, shall be contributed by the Employer on a periodic basis in accordance with the Employer's payroll practices to a grantor trust or similar arrangement to fund benefits hereunder. As of the end of each plan year of the Investment Incentive Program, the Committee of the Investment Incentive Program shall determine the maximum salary deferral contributions and matching contribution available for each Participant under the Investment Incentive Program and shall notify the Administrative Committee of such additional salary deferral contributions, if any, and such additional matching contribution, if any, which can be made to the Investment Incentive Program for each Participant in this Plan. Within 10 days of such notification, the Administrative Committee shall direct the trustee of the grantor trust or the custodian of any similar arrangement funding benefits hereunder to transfer such contribution amounts (but not the earnings attributable to such amounts) to the trustee of the Investment Incentive Program.

          4.2    MAINTENANCE AND INVESTMENT OF ACCOUNTS.

               (a) The Employer shall establish and maintain, in the name of each Participant, an individual Account which shall consist of all amounts contributed to the Plan on behalf of each Participant. Such contributed amounts shall be invested by the Trustee in such investment funds as the Administrative Committee shall determine are available from time to time under this Plan and in such percentages as elected by the Participant.

               (b) The individual Account of each Participant shall represent a liability, payable when due under this Plan, out of the general assets of the Employer, or from the assets of any trust, custodial account or escrow arrangement which the Employer may establish for the purpose of assuring availability of funds sufficient to pay benefits under this Plan. The money and other assets in any such trust or Account shall at all times remain the property of the Employer, and neither this Plan or any Participant shall have any beneficial ownership interest in the assets thereof. No property or assets of the Employer shall be pledged, encumbered, or otherwise subjected to a lien or security interest for payment of benefits hereunder. Accounting for this Plan shall be based on generally accepted accounting principles.

         4.3 VESTING AND FORFEITURE. All benefits under this Plan shall be contingent and forfeitable, and each Participant shall have a vested interest in any benefit under this Plan in accordance with the vesting provisions set forth in Paragraphs 6.1 and 6.2 of the Investment Incentive Program. A person who terminates employment with the Employer for any reason prior to becoming vested hereunder shall not receive a benefit.

         4.4 PAYMENT. Every Participant who Retires or terminates employment shall, if vested, have his Account distributed to him within the calendar quarter following the calendar quarter in which he terminates his employment in a single-sum payment, and the benefit distribution amount shall not accrue earnings or losses during the calendar quarter in which distribution is to occur.

         4.5 DEATH. The Account of a Participant who dies while employed by an Employer shall be paid in a single-sum to the Participant's Beneficiary within the calendar quarter following the calendar quarter in which his death occurs. If a Participant dies after Retirement or termination of employment, then his surviving Beneficiary shall be paid the amount in the Participant's Account in a single-sum within the calendar quarter following the calendar quarter in which his death occurs, and the benefit distribution amount shall not accrue earnings or losses during the calendar quarter in which distribution is to occur.

                                   ARTICLE 5.

ADMINISTRATION

         5.1 ADMINISTRATIVE COMMITTEE. This Plan shall be administered by the Administrative Committee, whose members shall be the same persons who are the Plan Committee of the Investment Incentive Program from time-to-time. The interpretation and construction by the Administrative Committee of any provisions of this Plan shall be final unless otherwise determined by the Board Of Directors. Subject to the Board of Directors, the Administrative Committee is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, and to make all other determinations necessary for its administration. Without limiting the generality of the foregoing, the Administrative Committee shall have the authority to calculate amounts allocable to Participants, and to maintain and adjust accounts. The Administrative Committee shall have authority to delegate responsibility for performance of ministerial functions necessary for administration of the Plan to such officers of the Employer, including Participants, as the Administrative Committee shall in its discretion deem appropriate.

         5.2 UNIFORM RULES. In administering the Plan, the Administrative Committee will apply uniform rules to all Participants similarly situated.

         5.3 NOTICE OF ADDRESS. Any payment to a Participant or Beneficiary, at the last known post office address submitted to the Employer, shall constitute a complete acquittance and discharge of the Employer and any director or officer with respect thereto. Neither the Employer nor any director or officer shall have any duty or obligation to search for or ascertain the whereabouts of any Participant or his Beneficiary.

         5.4 RECORDS. The records of the Administrative Committee with respect to the Plan shall be conclusive on all Participants, all Beneficiaries, and all other persons whomsoever.

                                   ARTICLE 6.

AMENDMENT AND TERMINATION

         6.1 AMENDMENT AND TERMINATION. The Company expects the Plan to be permanent, but since future conditions affecting the Company cannot be anticipated or foreseen, the Company must necessarily and does hereby reserve the right to amend, modify, or terminate the Plan at any time by action of its Board Of Directors, except that no amendment shall reduce the dollar amount credited to a Participant's Account and any such termination or amendment shall apply uniformly to all Participants. The Administrative Committee in its discretion may amend the Plan if it finds that such amendment does not significantly increase or decrease benefits or costs.

         6.2 REORGANIZATION OF EMPLOYER. In the event of a merger or consolidation of the Employer, or the transfer of substantially all of the assets of the Employer to another corporation, such continuing, resulting or transferee corporation shall have the right to continue and carry on the Plan and to assume all liabilities of the Employer hereunder without obtaining the consent of any Participant or Beneficiary. If such successor shall assume the liabilities of the Employer hereunder, then the Employer shall be relieved of all such liability, and no Participant or Beneficiary shall have the right to assert any claim against the Employer for benefits under or in connection with this Plan.

         6.3 PROTECTED BENEFITS. If the Plan is terminated or amended so as to prevent further earnings adjustments, or if liabilities accrued hereunder up to the date of an event specified in Paragraph 6.2 are not assumed by the successor to the Employer, then the dollar amount credited to the Account of each Participant, or Beneficiary (whether or not vested) shall be paid in cash to such Participant or Beneficiary in a single-sum on the last day of the second month following the month in which the amendment or termination occurs.

                                        ARTICLE 7.
GENERAL PROVISIONS

         7.1 NONASSIGNABILITY. Benefits under the Plan are not in any way subject to the debts or other obligations of the persons entitled thereto and may not voluntarily or involuntarily be sold, transferred, or assigned. Any voluntary attempt to sell, anticipate, assign, or encumber benefits under this Plan shall operate to cancel the benefit or the balance of a Participant's account as of the date of such attempt and to relieve the Employer from any future liability to pay or distribute any benefit with respect to such canceled amount.

         7.2 EMPLOYMENT RIGHTS. The establishment of the Plan shall not be construed as conferring any legal rights upon any Participant or any other person for a continuation of employment, nor shall it interfere with the rights of the Employer to discharge any person or treat him without regard to the effect which such treatment might have upon him under this Plan.

         7.3 ILLEGALITY OF PARTICULAR PROVISION. If any particular provision of this Plan shall be found to be illegal or unenforceable, such provision shall not affect any other provision, but the Plan shall be construed in all respects as if such invalid provision were omitted.

         7.4 APPLICABLE LAWS. The Plan shall be governed by and construed according to the laws of the State of California.


IN WITNESS WHEREOF, Fremont General Corporation has caused this instrument to be executed by its duly authorized officers on September 5, 1990, but effective as of September 30, 1990.


                                        FREMONT GENERAL CORPORATION, a
                                        Nevada corporation



                                        By:     JAMES MCINTYRE
                                           -----------------------
                                                JAMES MCINTYRE

APPROVED AS TO FORM

STEVEN L.GUISE
- ---------------------
STEVE L.GUISE
Attorney for Employer

                                  AMENDMENT TO

         FREMONT GENERAL CORPORATION SENIOR SUPPLEMENTAL RETIREMENT PLAN


          Fremont General Corporation, a Nevada corporation, amends the Fremont General Corporation Senior Supplemental Retirement Plan (the "Plan"), effective January 1, 1993, in the following respects:

          Paragraph 3.2 of the Plan is amended to read as follows:

               3.2 SALARY DEFERRAL ELECTION. Each Management Employee who satisfies the eligibility requirements of Paragraph 3.1 shall elect prior to the first day of each Plan Year on a form provided by the Administrative Committee the level of salary deferral contributions which he desires to make to this Plan. For calendar years commencing prior to January 1, 1993, such election shall be in whole percentages not to exceed 15%, and for calendar years commencing after December 31, 1992, such election may be made in an unlimited amount. An election made with respect to a calendar year shall be irrevocable for such Plan Year once made; provided, however, that such election shall cease to be in effect upon (a) termination of his employment with the Employer, (b) his death, or (c) a determination by the Administrative Committee (in its absolute discretion) that he has suffered a significant hardship to justify permitting the revocation of his election for that Plan Year.

Dated: December 9, 1992

                                        FREMONT GENERAL CORPORATION, a
                                        Nevada corporation

                                        By: RAYMOND G. MEYERS
                                            -----------------
                                            RAYMOND G. MEYERS
                                            Vice President

                    Amendment to Fremont General Corporation
                      Senior Supplemental Retirement Plan


Fremont General Corporation, a Nevada corporation, adds the following paragraph to the Fremont General Corporation Senior Supplemental Retirement Plan (the "Plan"), effective May 1, 1994, as follows:

          4.6 VOTING OF EMPLOYER STOCK. A Participant may direct the Trustee as to the manner in which Employer Stock allocated to his Account shall be voted. Before each meeting of the Employer's shareholders, the Trustee shall deliver to each Participant a copy of any proxy solicitation materials together with a form by which the Participant may instruct the Trustee how to vote the Employer Stock allocated to the Participant's Account. The Trustee shall vote Employer Stock through proxy in accordance with instructions received from the Participants. The Trustee shall vote Employer Stock which has not been allocated to a Participant or which is held in a suspense account in accordance with the direction of the Committee, or, in the absence of a direction of the Committee, in direct proportion to the instructions to vote received from the Participants. The Trustee shall vote allocated Employer Stock for which instructions are not received from the Participants in direct proportion to the instructions to vote received from Participants.




Dated:   May 11, 1994

                                           Fremont General Corporation,
                                           a Nevada corporation


                                           By:  RAYMOND G. MEYERS
                                                ---------------------------
                                                Raymond G. Meyers
                                                Senior Vice President